EXHIBIT 99

CERTIFICATION PURSUANT TO
SECTION 303A.12(a) OF THE
NEW YORK STOCK EXCHANGE
LISTED COMPANY MANUAL

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual - Corporate Governance Standards, I, Kevin Knight, Chief Executive Officer of Knight Transportation, Inc. (the “Company”), certify that to the best of my knowledge:

(1)	the Company has not violated any of the NYSE corporate governance listing standards; and

(2)	the Company filed its 2005 Annual CEO Certification, as required by Section 303A.12(a) of the NYSE Listed Company Manual, with the NYSE.

By:	/s/ Kevin Knight
Kevin Knight, Chief Executive Officer
June 27, 2006